September 17, 2007


                           TOUCHSTONE STRATEGIC TRUST

                        TOUCHSTONE SMALL CAP GROWTH FUND

                  SUPPLEMENT TO PROSPECTUS DATED AUGUST 1, 2007

  NOTICE OF CHANGE TO THE PRINCIPAL INVESTMENT STRATEGY OF THE SMALL CAP GROWTH
                                      FUND

Effective September 13, 2007, the Touchstone Small Cap Growth Fund changed its principal investment strategy. On page 33 of the Touchstone Strategic Trust prospectus dated August 1, 2007, please replace the section entitled "Its Principal Investment Strategies" with the following:

ITS PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its assets in the common stocks of small cap companies. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. A small cap company has a market capitalization of less than $2.5 billion. The Fund may invest in securities in the technology sector.

The Fund will generally hold approximately 80 - 120 stocks.

The Fund will invest in securities that the Sub-Advisor believes will capitalize on inefficiencies that exist in the small cap growth market by focusing on:

      o Companies that are experiencing improving long-term or cyclical fundamental trends;

      o     High quality, well-managed companies; and

      o     Companies with competitive business models

 The Sub-Advisor employs a four-step investment process:

 1. Proprietary Quantitative Selection Criteria - The small cap growth stock universe is analyzed through a quantitative model and stocks are given rankings along four dimensions: fundamental, risk, valuation and technical. This reduces the universe to a bullpen of approximately 300 stocks.

 2. Fundamental Research - Bottom-up fundamental research is conducted on the resulting bullpen of stocks along several dimensions, such as earnings drivers (those factors that ultimately determine a company's ability to grow its earnings), business model (the strategy used in managing the business), and operating margins (the earnings a company produces before allocating interest expenses, taxes, depreciation, etc.).

 3. Team Review - A portfolio manager recommends stocks after performing the fundamental research. Each portfolio manager specializes in one or more economic sectors, and is responsible for making recommendations within that sector. The entire investment team reviews this recommendation, determining whether to add it to the Fund along with the corresponding position weight, if applicable.

 4. Portfolio Construction - The portfolio is constructed subject to guidelines and constraints. A risk overlay is added to ensure optimal positioning with respect to macroeconomic trends. Positions are consistently monitored and an annual intensive review is conducted to determine if drivers of growth are still present in each security.



              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.touchstoneinvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


               Please retain this Supplement for future reference.